American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement Balanced Fund
Supplement dated August 1, 2021 ■ Summary Prospectus and Prospectus dated March 1, 2021

The following replaces the entry for Brian Howell under Portfolio Managers on page 4 of the summary prospectus and page 5 of the prospectus:
Jason Greenblath, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2019.

The following replaces the entry for Brian Howell under The Fund Management Team on page 10 of the prospectuses:
Jason Greenblath (Global Fixed Income Investment Committee Representative)
Mr. Greenblath, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2019. Prior to joining American Century, Mr. Greenblath worked at Aberdeen Standard Investments as head of U.S. investment grade credit from 2018 to 2019, head of U.S. investment grade credit research from 2014 to 2018 and as a portfolio manager from 2012 to 2018. He has a bachelor’s degree in finance from Pennsylvania State University.

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